Exhibit 10.1

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT, dated as of this 4 day of May 2004 (this "Agreement"), by and among Creative Vistas, Inc., an Arizona corporation ("CVSA"), and the shareholders of Entec Software, Inc., a Delaware corporation ("Entec"), listed on Exhibit A hereof (collectively, the "Shareholders"), relating to the purchase and sale of all the outstanding shares of capital stock of Entec.

                                    RECITALS

     WHEREAS, the Shareholders currently and collectively own all of the issued and outstanding common stock, par value $.01 per share, of Entec (the "Entec Shares");

     WHEREAS, each Shareholder is the record and beneficial owner of the number of Entec Shares as set forth on Exhibit A;

     WHEREAS, the Entec Shares represent all of the issued and outstanding capital stock of Entec;

     WHEREAS, the Shareholders desire to sell and CVSA desires to acquire all of the Entec Shares on the terms and subject to the conditions set forth herein (the "Exchange");

     WHEREAS, it is the intention of the parties hereto that the Exchange will qualify as a reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and

     WHEREAS, the parties have determined that it is in their respective best interests to consummate the Exchange and to undertake such other actions described herein, all on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

                                   ARTICLE 1

                                EXCHANGE OF STOCK

     1.1 NUMBER OF SHARES. The Shareholders agree to transfer to CVSA at the Closing (defined below) the number of Entec Shares shown opposite their names on Exhibit A, in exchange for an aggregate of 49,000,000 shares of no par Common Stock of CVSA ("Common Stock") and 50,000,000 shares of Series A Convertible Preferred Stock of CVSA ("Preferred Stock" and, together with the Common Stock, "CVSA Shares"). The Preferred Stock of CVSA shall have the rights and preferences set forth in the form of Certificate of Designation of Series A
Convertible Preferred Stock attached hereto as Exhibit B (the "Certificate of Designation").

     1.2 EXCHANGE OF CERTIFICATES. Each Shareholder of an outstanding certificate or certificates representing Entec Shares shall surrender such certificate or certificates for cancellation to CVSA, and shall receive in exchange a certificate or certificates representing the number of CVSA Shares into which the Entec Shares represented by the certificate or certificates so surrendered shall have been converted, as set forth on Exhibit A. The transfer of Entec Shares by the Shareholders shall be effected by the delivery to CVSA at the Closing of certificates representing the Entec Shares endorsed in blank or accompanied by stock powers executed in blank.

     1.3 FRACTIONAL SHARES. Fractional CVSA Shares shall not be issued, but in lieu thereof CVSA shall round up fractional CVSA Shares to the next highest whole number.

     1.4 UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Closing represented Entec Shares shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of CVSA Shares into which it was converted. No dividend or other distribution shall be paid to the Shareholders of Entec Shares until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

     1.5 FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as CVSA may request in order more effectively to sell, transfer, and assign the Entec Shares to CVSA and to confirm CVSA's title thereto.

                                    ARTICLE 2

                                     CLOSING

     2.1 TIME AND PLACE. The closing contemplated herein (the "Closing") shall be held at _________ on ___________, 2004 at the offices of John B. Lowy, located at 645 Fifth Avenue, Suite 403, New York, New York 10022, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of the Closing may be accelerated or extended by the written agreement of the parties.

     2.2 FORM OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

                                   ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

     The Shareholders, individually and separately, represent and warrant as follows:

     3.1 TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Entec Shares which are listed on the attached Exhibit A and which they have contracted to exchange.

     3.2 AUTHORITY OF SHAREHOLDERS. Each of the Shareholders has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and deliver of this Agreement by the Shareholders and the consummation by the Shareholders of the transactions contemplated hereby have been duly authorized by the Shareholders, and no other actions on the part of either Shareholder is necessary to authorize this Agreement and such transactions. This Agreement has been duly executed by the Shareholders and, assuming the due authorization, execution and delivery by CVSA, constitutes a valid and binding obligation of each Shareholder, enforceable in accordance with its terms.

     3.3 CORPORATE ORGANIZATION AND AUTHORITY OF ENTEC. Entec is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification. Entec has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted. This Agreement has been duly authorized and approved by Entec's board of directors.

     3.4 CAPITALIZATION OF ENTEC. The authorized capital stock of Entec consists of 1,000,000 shares of Common Stock of Entec, $ .01 par value per share, of which 1,000,000 shares are issued and outstanding and are owned of record and beneficially by the Shareholders. All the outstanding Entec Shares are duly authorized and validly issued, fully paid and non-assessable. There are no stock grants, options, rights, warrants or other rights to purchase or obtain Entec Shares or any preferred stock issued or committed to be issued.

     3.5 SUBSIDIARIES. Except as set forth on a schedule attached hereto, Entec has no subsidiaries.

     3.6 FINANCIAL STATEMENTS. The financial statements of Entec shall be audited for the past two fiscal years (the "Entec Financial Statements") for the purpose of filing a Form 8-K/A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in order for CVSA or successor to remain current and reporting under the Exchange Act. The Entec Financial Statements shall fairly present the financial condition of Entec as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     3.7 NO MATERIAL CHANGES. Except as set forth on a schedule attached hereto, there has been no material adverse change in the business, properties, or financial condition of Entec since the date of the Entec Financial Statements.

     3.8 LITIGATION. There is no litigation or proceeding pending, or to either Shareholder's knowledge threatened, against or relating to the Entec Shares held by the Shareholders. Except as set forth on a schedule attached hereto, there is not, to the knowledge of either Shareholder, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Entec.

     3.9 CONTRACTS. Except as forth on a schedule attached hereto, Entec is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement other than the agreements set forth on such schedule.

     3.10 TITLE TO ENTEC PROPERTY. Except as forth on a schedule attached hereto, Entec has good and marketable title to all the real property and good and valid title to all other property included in the Entec Financial Statements. Except as set out in the balance sheets which are part of the Entec Financial Statements, the properties of Entec are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Entec.

     3.11 NO VIOLATIONS. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby will constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which: (a) any property of either Shareholder is subject or by which either Shareholder is bound; or (b) to which any property of Entec is subject or by which Entec is bound.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF CVSA

     CVSA represents and warrants that:

     4.1 CORPORATE ORGANIZATION AND GOOD STANDING AND AUTHORITY. CVSA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Arizona and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification. CVSA has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement. Execution of this Agreement has been duly authorized and approved by CVSA's board of directors.

     4.2 CAPITALIZATION. CVSA's authorized capital stock is as follows: (a) 100,000,000 shares of no par value Common Stock; and (b) 50,000,000 shares of no par value preferred stock, without giving effect to the filing of the Certificate of Designation pursuant to this Agreement. Immediately following the filing of the Certificate of Designation with the Arizona Corporation Commission, CVSA shall have 50,000,000 shares of duly authorized and unissued Series A Convertible Preferred Stock. All the outstanding shares of Common Stock are duly authorized and validly issued, fully paid and non-assessable, except as set forth on a schedule attached hereto.

     4.3  SUBSIDIARIES.   CVSA  has  no  wholly  owned  active  and/or  inactive
subsidiaries.

     4.4 FINANCIAL STATEMENTS. CVSA's annual financial statements dated as of September 30, 2003 and September 30, 2002, have been audited by independent public accountants, and CVSA's quarterly financial statements for the periods ended December 31, 2003, June 30, 2003, March 31, 2003, December 31, 2002, June 30, 3002, and March 31, 2002 have been reviewed by independent public accountants (collectively, the "CVSA Financial Statements"), copies of which will have been delivered by CVSA to Entec prior to the Closing, have been prepared according the requirements of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, and fairly present the financial condition of CVSA as of the dates therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied. The CVSA Financial Statements fairly present the financial condition of CVSA as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     4.5 NO MATERIAL CHANGES. Except as set forth on a schedule attached hereto, there has been no material adverse change in the business, properties, or financial condition of CVSA since the date of the CVSA Financial Statements.

     4.6 LITIGATION. Except as set forth on a schedule attached hereto, there is not, to the knowledge of CVSA, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against CVSA.

     4.7 CONTRACTS. Except as set forth on a schedule attached hereto, CVSA is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement, other than as provided under this Agreement.

     4.8 TITLE. Except as set forth on a schedule attached hereto, CVSA has good and marketable title to all the real property and good and valid title to all other property included in the CVSA Financial Statements. Except as set out in the balance sheet thereof, the properties of CVSA are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of CVSA.

     4.9 NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of CVSA is subject or by which CVSA is bound.

                                   ARTICLE 5

                           CONDUCT PENDING THE CLOSING

     CVSA and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

     5.1 No change will be made in the charter documents, by-laws, or other corporate documents of Entec.

     5.2 Shareholders will use their best efforts to cause Entec to maintain and preserve its business organization, employee relationships, and goodwill intact and will not permit Entec to enter into any material commitment except in the ordinary course of business.

     5.3 No change will be made in the charter documents, by-laws, or other corporate documents of CVSA, other than as expressly agreed by the parties hereto in writing or to effect the terms of this Agreement, including, without limitation, the filing of the Certificate of Designation with the Arizona Corporation Commission.

     5.4 CVSA will use its best efforts to file the Certificate of Designation with the Arizona Corporation Commission at or before Closing.

     5.5 CVSA will use its best efforts to maintain and preserve its business organization and will not enter into any material commitment except in the ordinary course of business.

     5.6 Neither Shareholder will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber any or all of the Entec Shares owned by such Shareholder.

                                   ARTICLE 6

             CONDITIONS PRECEDENT TO OBLIGATION OF THE SHAREHOLDERS

     The Shareholders' obligation to consummate the Exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

     6.1 CVSA'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of CVSA set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     6.2 BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the board of directors of CVSA.

     6.3 SUPPORTING DOCUMENTS OF CVSA. CVSA shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, including:

          (a) Secretary's certificate stating that CVSA has authorized capital stock is as set forth herein;

          (b) Certified copies of the resolutions of the board of directors of CVSA authorizing the execution of this Agreement and the consummation of the transactions contemplated herein;

          (c) Evidence of the filing of the Certificate of Designation by CVSA with the Arizona Corporation Commission;

          (d)  Secretary's   certificate  of  incumbency  of  the  officers  and
directors of CVSA; and

          (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

                                   ARTICLE 7

                   CONDITIONS PRECEDENT TO OBLIGATION OF CVSA

     CVSA's   obligation  to  consummate   the  Exchange  shall  be  subject  to
fulfillment on or before the Closing of each of the following conditions, unless waived in writing by CVSA:

     7.1 SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     7.2 ENTEC'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Entec set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     7.3 BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the board of directors of Entec.

     7.4 SUPPORTING DOCUMENTS OF ENTEC. Entec shall have delivered to CVSA supporting documents in form and substance reasonably satisfactory to CVSA, including:

         (a) A good standing certificate from the Secretary of State of the State of Delaware stating that Entec is a corporation duly organized, validly existing, and in good standing;

         (b) Secretary's certificate stating that Entec has authorized capital stock is as set forth herein;

         (c) Certified copies of the resolutions of the board of directors of Entec authorizing the execution of this Agreement and the consummation hereof;

         (d) Secretary's certificate of incumbency of the officers and directors of Entec; and

         (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

                                   ARTICLE 8

                                   TERMINATION

     This Agreement may be terminated: (a) by written consent of each party to this Agreement; (b) by the Shareholders if there has been a material misrepresentation or material breach of any warranty or covenant by CVSA, including, without limitation, that CVSA satisfy its obligations to deliver CVSA Financial Statements as required under this Agreement; (c) by CVSA if there has been a material misrepresentation or material breach of any warranty or covenant by either Shareholder, including, without limitation, that the Shareholders satisfy their obligation to deliver the Entec Financial Statements as required under this Agreement; or (d) by the Shareholders or CVSA if the Closing shall not have taken place within sixty (60) days following the filing of a Form 8-K Current Report by Entec under the Exchange Act reporting the execution of this Agreement, unless adjourned to a later date by written consent of each party to this Agreement.

                                   ARTICLE 9

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties of the Shareholders and CVSA set forth herein shall survive the Closing.

                                   ARTICLE 10

                                   ARBITRATION

     10.1 SCOPE. The parties to this Agreement hereby agree that any and all claims under the terms of this Agreement will be resolved by arbitration before the American Arbitration Association within the County of Maricopa, State of Arizona.

     10.2 CONSENT TO JURISDICTION, SITUS AND JUDGMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) shall rest in the courts of Maricopa Count, Arizona. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     10.3 APPLICABLE LAW. The law applicable to the arbitration and this Agreement shall be that of the State of Arizona, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     10.4 DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     10.5 RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     10.6 FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this Agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this Agreement.

     10.7 MEASURE OF DAMAGES. In any adverse action, the parties hereto shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     10.8 COVENANT NOT TO SUE. The parties hereto covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     10.9 INTENTION. It is the intention of the parties hereto and their affiliates that all disputes of any nature between them, whenever arising, under this Agreement based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief, or rights of affiliates of the Shareholders under a separate securities compliance services agreement or a secured note and pledge agreement executed in connection with the securities compliance services agreement.

     10.10 SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this Agreement for any reason.

                                   ARTICLE 11

                               GENERAL PROVISIONS

     11.1 FURTHER ASSURANCES. From time to time, each party hereto will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

     11.2 WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     11.3 BROKERS. CVSA agrees to indemnify and hold harmless the Shareholders against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by CVSA. The Shareholders agree to indemnify and hold harmless CVSA against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by either Shareholder.

     11.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

          If to CVSA:

          Creative Vistas, Inc.
          4909 East McDowell Road, Suite 100,
          Phoenix, Arizona 85008
          Attn:  Rudy R. Miller

          If to the Shareholders:

          Entec Software, Inc.
          610 SW Broadway Blvd, Suite 405,
          Portland, OR 97205
          Attn:  Michael Nguyen

     11.5 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arizona.

     11.6 ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by any party of its rights under this Agreement without the written consent of the other parties shall be void.

     11.7 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     11.8 REVIEW OF AGREEMENT. Each party hereto acknowledges that it has had time to review this Agreement and, as desired, consult with counsel. In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

     11.9 SCHEDULES. All schedules attached hereto shall be acknowledged by each party by signature or initials thereon and shall be dated.



                           [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT ON THE DATE FIRST ABOVE WRITTEN.



CREATIVE VISTAS, INC.


By: /s/ Rudy R. Miller
   -----------------------------
   Rudy R. Miller, President and Chief Executive Officer



MICHAEL NGUYEN



By: /s/ Michael Nguyen
   -----------------------------




NETTEL HOLDINGS, INC.



By: /s/ Michael Nguyen
   -----------------------------

                                    EXHIBIT A

                         SHAREHOLDERS OF ENTEC SOFTWARE, INC.

                                                                          Number of Shares of CVSA
                         Number of Entec Shares    Number of Shares of     Series A Convertible
                            Owned and to be         CVSA Common Stock         Preferred Stock
Name of Shareholder:         Surrendered:             to be Issued:            to be Issued:
--------------------         ------------             -------------            -------------
Nettel Holdings, Inc.           600,000                29,400,000                30,000,000

Michael Nguyen                  400,000                19,600,000                20,000,000

      TOTAL:                  1,000,000                49,000,000                50,000,000

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
                                    EXHIBIT B

               CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE

                    PREFERRED STOCK OF CREATIVE VISTAS, INC.



                                       14